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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to

                             Section 13 or 15(d) of



                       THE SECURITIES EXCHANGE ACT OF 1934






         Date of Report (Date of Earliest Event Reported): May 14, 2001
                              --------------------

                                 STEMCELLS, INC.

             (Exact name of registrant as specified in its charter)

         DELAWARE                    0-19871                    94-3078125

(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
    of incorporation)                                     Identification Number)



                                2155 PORTER DRIVE
                           PALO ALTO, CALIFORNIA 94304

          (Address, of principal executive offices, including zip code)



                                 (650) 475-3100

               (Registrant's Telephone number including area code)
                              --------------------



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Item 5.  OTHER EVENTS

         On May 11, 2001, StemCells, Inc. issued a press release announcing that it had entered into a definitive agreement with an institutional investor to provide the company with up to $30,000,000 in equity financing. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                STEMCELLS, INC.


                                By: /s/ George Koshy
                                   ---------------------------------------------
                                   George Koshy
                                   Controller and Acting Chief Financial Officer


Date: May 14, 2001








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                                  EXHIBIT INDEX



99.1              Press Release dated May 11, 2001














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